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                                                                EXHIBIT 10(d)(1)

                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

ErgoBilt, Inc.                                                 September 6, 1996
5000 Quorum
Suite 147
Dallas, Texas 75240

Gerald McMillan
6331 Pineview Road
Dallas, Texas 75248

Gentlemen:

       This letter confirms the offer of Gerald McMillan ("McMillan") made in July 1996 to sell and transfer to Summit Partners Management Co. ("Summit") or its affiliates Thirty-Four Thousand (34,000) shares (the "Shares") of the Common Stock, par value $0.10 ("Common Stock") of ErgoBilt, Inc., a Texas corporation (the "Company") at $1.00 per share, and the acceptance of Summit. The Company has agreed to sell, issue and deliver to Summit or its affiliates the Common Stock Purchase Warrants (the "Warrants") described below for $100. The Shares and the Warrants are hereinafter referred to collectively as the "Securities."

       1. Purchase. Subject to the terms and conditions hereof, the undersigned delivers herewith a check payable to the order of McMillan in the sum of Thirty-Four Thousand Dollars ($34,000.00) representing the aggregate purchase price for the Shares. McMillan shall assign and transfer the Shares concurrently herewith by Separate Stock Assignment and shall cause the Company to deliver to Summit or its affiliates a new share certificate evidencing the Shares.

       2. Description of Warrants. The Company shall issue and deliver the Warrants to purchase shares of Common Stock contemporaneously with the consummation of the initial public offering of the Common Stock (the "IPO"), as follows:

              (a) In the event the IPO closes on or before December 31, 1996, the undersigned shall receive Warrants to purchase that number of shares of Common Stock equal to one and one-half percent (1 1/2%) of the total number of shares of Common Stock offered to the public (including any shares issued pursuant to any exercise of any over-allotment options to be granted to the underwriters) as stated on the cover page of the final prospectus for the IPO, which Warrants shall contain the identical terms and conditions as the warrant granted to the managing underwriter of the IPO; or

              (b) In the event the IPO closes on or after January 1, 1997, the undersigned shall receive Warrants to purchase that number of shares of Common Stock equal to three percent (3%) of the total number of shares of Common Stock offered to the public (including any shares issued pursuant to any exercise of any over-allotment options to be granted to the underwriters) as stated on the cover page of the final prospectus for the IPO, which Warrants shall contain the identical terms and conditions as the warrant granted to the managing underwriter of the IPO.

       Company delivers herewith a check payable to the Company in the sum of One Hundred Dollars ($100.00) representing the aggregate purchase price for the Warrants.

       3. Registration Rights. Contemporaneous with the execution and delivery of this Agreement, the Company and Summit shall enter into that certain form of Registration Rights Agreement in the form attached hereto as Exhibit A with respect to the Securities acquired or to be acquired by Summit.
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       4.     Accredited Investor Status.  Summit and its affiliates who purchase the Shares or the Warrants represent and warrant to the Company that either they are (i) a corporation with total assets in excess of $5,000,000, which has not been formed for the specific purpose of acquiring the Securities;
(ii) an entity in which all of the equity owners are "accredited investors," as defined in Regulation D; or (iii) an individual or trust which otherwise satisfies the requirements of "accredited investors", as defined in Regulation D.

       5. Representations, Warranties and Covenants of Summit. Summit hereby represents, warrants and covenants as follows:

              (a) The undersigned has adequate means of providing for its current needs and possible personal contingencies, and it has no need now, and it anticipates no need in the foreseeable future, to sell the Securities for which it hereby subscribes. It is able to bear the economic risks of its investment, and, consequently, without limiting the generality of the foregoing, it is able to hold the Securities for an indefinite period of time and has a sufficient net worth to sustain a loss of its entire investment in the Company in the event that such loss should occur.

              (b) The undersigned has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company.

              (c) The undersigned has received and read and is familiar with various written materials concerning the Company (the "Materials"), and it confirms that, if requested, all documents, records and books pertaining to its proposed investment in the Company have been made available to it.

              (d) The undersigned has had an opportunity to ask questions of and receive satisfactory answers from the officers and directors of the Company concerning the terms and conditions of its investment, and all such questions have been answered to the full satisfaction of the undersigned.

              (e) The Securities purchased by the undersigned will be acquired for its own account for investment and not with a view to, or for resale in connection with, any distribution of such Securities within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), and it does not now have any reason to anticipate any change in its circumstances or any other particular occasion or event which would cause it to sell the Securities.

              (f) The undersigned has received no representations or warranties from the Company, its officers, directors, agents or representatives other than those contained in the Disclosure Materials, and, in making its investment decision, it is relying solely on the information contained in the Disclosure Materials and investigation made by it.

              (g) It is incorporated or organized under the laws of the State of Texas, and its principal place of business is within such state and its true and correct federal tax identification number is set forth below.

              (h) The undersigned acknowledges that the Company has made available to it the opportunity to obtain additional information to verify the accuracy of the information contained in the Disclosure Materials and to evaluate the merits and risks of its investment.

              (i) The undersigned represents that it has made other investments of a similar nature and, by reason of its business and financial experience has acquired the capacity to protect its own interest in investments of this nature. In reaching the conclusion that it desires to acquire the Securities, the undersigned has carefully evaluated its financial resources and investment position and the risks associated with its investment, and acknowledges that it is able to bear the economic risks of its investment.



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              (j)    The undersigned understands that no Commissioner of
       Securities of any state has made any finding or determination relating to the fairness for public investment of the Securities and that no Commissioner of Securities of any state has or will recommend or endorse the Securities of the Company.

              (k) The undersigned was not organized for the specific purpose of acquiring the Securities subscribed to herein and has other investments or business activities or will make other investments or engage in other business activities.

       6. Representations, Warranties and Covenants of Company. Company hereby represents, warrants and covenants as follows:

              (a) Company is duly incorporated, validly existing and in good standing under the laws of the State of Texas, having Articles of Incorporation, as amended, and Bylaws (all terms of which are in full force and effect) as previously furnished to Summit. Except where the failure to so qualify would not have a material adverse effect on Company, Company is duly qualified to conduct business as proposed and is in good standing as a foreign corporation in all jurisdictions in which the nature of its business or location of its properties require such qualification.

              (b) Company has full power and authority to enter into this Agreement and the Registration Rights Agreement and to carry out the provisions contained herein and therein; and Company has taken all corporate action necessary for the execution and performance of this Agreement, the Registration Rights Agreement and the issuance of the Securities.

              (c) Company has authorized capital stock of Twenty Million (20,000,000) shares of Common Stock, par value $0.10 per share, of which, as of the date hereof, Three Million Four Hundred Thousand (3,400,000) shares are issued and outstanding. All of the issued and outstanding shares of Common Stock were duly and validly issued and are fully paid and nonassessable. None of the outstanding shares of Common Stock have been issued in violation of any preemptive rights of the current or past stockholders of Company. Except as provided under that certain Agreement and Plan of Merger among Company, BodyBilt Seating, Inc. and BodyBilt Seating, Inc. shareholders, there are no outstanding options, warrants or rights to subscribe for, cause, or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of the capital stock of Company or contracts, commitments, understandings or arrangements by which Company is or may be obligated to issue additional shares of its capital stock or options, warrants, or rights to purchase or acquire any additional shares of its capital stock. The Securities and the securities of Company into which the Securities are convertible or exercisable have been duly and validly issued and are and will be fully paid and nonassessable and have not been issued in violation of any preemptive rights.

              (d) This Agreement and the Registration Rights Agreement, when executed and delivered by the parties hereto, will constitute legal, valid and binding obligations of Company, enforceable in accordance with their respective terms, subject to bankruptcy, reorganization and other laws of general applicability and court decisions relating to the enforcement of creditor's rights, including specific performance remedies and general equitable principles.

              (e) Company has sufficient authorized and unissued shares of Common Stock to perform its obligations hereunder.

              (f) Except as otherwise disclosed herein, there are (i) no actions at law or suits in equity pending or, to the knowledge of Company, threatened against it, and (ii) no proceedings by or before any governmental department, commission, bureau or other administrative agency, domestic or foreign, are pending or, to the knowledge of Company, threatened against it.





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              (g)    No event has occurred, or to the knowledge of Company, is
       alleged to have occurred, which could constitute a material default, breach or other adverse claim with respect to (i) any contract, agreement or instrument to which Company is a party or by which its properties are affected, or (ii) any charter or bylaws restriction of Company, which default, breach or adverse claim would materially and adversely affect Company's business, operations, properties, financial condition or assets.

              (h) The execution, delivery and performance of this Agreement and the Registration Rights Agreement, and the issuance, sale and transfer of the Securities under the provisions of this Agreement by Company, will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the assets of Company under its Articles of Incorporation or Bylaws or other agreements or instruments to which Company is a party, or by which it or its properties are bound or affected.

       7. Representations, Warranties and Covenants of McMillan. McMillan hereby represents, warrants and covenants as follows:

              (a) McMillan has full power and authority to enter into this Agreement and to carry out the provisions contained herein. This Agreement, when executed and delivered by the parties hereto, will constitute the legal, valid and binding obligation of McMillan, enforceable in accordance with its terms, subject to bankruptcy, reorganization and other laws of general applicability and court decisions relating to the enforcement of creditor's rights, including specific performance remedies and general equitable principles.

              (b) The execution and delivery hereof will not constitute a material default, breach or other adverse claim with respect to any contract, agreement or instrument to which McMillan is a party or by which its properties are affected.

              (c) McMillan has, and will have at the time of the sale to Summit, good and marketable title to the Shares, free and clear of any pledge, lien, security interest, encumbrance, claim or equity other than pursuant to this Agreement; and upon delivery of the Shares and payment of the purchase price therefor as herein contemplated, Summit will receive good and marketable title to the Shares, free and clear of any pledge, lien, security interest, encumbrance, claim or equity.

              (d) All authorizations, approvals and consents necessary for the execution and delivery by McMillan of this Agreement and the sale and delivery of the Shares by McMillan to Summit have been obtained and are in full force and effect; and McMillan has full right, power and authority to enter into this Agreement and to sell, transfer and deliver the Shares to Summit.

       8. Indemnification by Summit. The undersigned acknowledges that it understands the meaning and legal consequences of the representations and warranties in paragraph 5 hereof and that Company, its affiliates, directors, agents and representatives have relied upon such representations and warranties, and Summit hereby agrees to indemnify and hold harmless Company, and its officers, directors, agents and representatives, from and against any and all claims, demands, losses, damages, expenses or liabilities (including attorneys' fees) due to or arising out of a breach of any such representations or warranties. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to it under federal or state securities laws.

       9. Indemnification by Company. Company acknowledges that it understands the meaning and legal consequences of the representations and warranties in paragraph 6 hereof and that Summit, its affiliates, directors, agents and representatives have relied upon such representations and warranties, and Company hereby agrees to indemnify and hold harmless Summit, and its officers, directors, agents and representatives, from and against any and all claims, demands, losses, damages, expenses or liabilities (including attorneys' fees) due to or arising out of a breach of any such representations or warranties. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment





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or agreement made herein by Company shall in any manner be deemed to constitute a waiver of any rights granted to it under federal or state securities laws

       10. Survival of Representations, Warranties and Covenants. All representations, warranties, indemnities and covenants set forth in this Agreement above shall survive the issuance and delivery of the Securities for a period of two (2) years.

       11. Limitation on Transfer of the Common Stock. The undersigned acknowledges that it is aware that there are substantial restrictions on the transferability of the Securities. Since the Securities will not be, and the undersigned has no right to require that they be, registered under the 1933 Act, the Securities may not be, and the undersigned agrees that they shall not be, sold unless such sale is exempt from such registration under the 1933 Act.

       12. Compliance with Regulation D. The undersigned agrees that the following restrictions and limitations are applicable to its purchase of the Securities pursuant to Regulation D under the 1933 Act:

              (a) The undersigned agrees that the Securities shall not be sold, pledged, hypothecated or otherwise transferred unless the Securities are registered under the 1933 Act and applicable state securities laws, or is exempt therefrom.

              (b) A legend will be placed on the Certificate representing the Securities in substantially the following form:

                            "The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities act, and may not be sold, transferred or otherwise disposed of absent such registration unless, in the opinion of counsel to the Company, such registration is not required."

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

                                        SUMMIT MANAGEMENT PARTNERS CO.

                                        By: /s/ DON V. INGRAM
                                           ------------------------------------
                                           Don V. Ingram

                                        Address:      2200 Ross Avenue
                                                      Suite 4500, LB 170
                                                      Dallas, Texas 75201


AGREED TO AND ACCEPTED
as of September 6, 1996.

ERGOBILT, INC.

By: /s/ GERARD SMITH
   -----------------------------------
   Gerard Smith, President

 /s/ GERALD McMILLAN
------------------------------------------
Gerald McMillan, An Individual


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